Exhibit


                                Montreal Exchange  Options List


                                Options                   Symbol(s)

                                Abitibi-Consolidated          IncA
                                Agnico-Eagle Mines            LimitedAGE
                                Agrium Inc.                   AGU
                                Air Canada                    AC
                                Alcan Aluminium Limited       AL
                                Angiotech Pharmaceuticals     ANP
                                ATI Technologies Incorporated ATY
                                Ballard Power Systems Inc.    BLD
                                Bank of Montreal              BMO - LBM - ZBM
                                Bank of Nova Scotia (The)     BNS - LBQ - ZBQ
                                Barrick Gold Corporation      ABX - LBA - ZBA
                                BCE Emergis Inc.              IFM
                                BCE Inc.                      BCE - LBC - ZBC
                                BioChem Pharma Long Term      VCQ
                                Biovail Corporation           BVF
                                Bombardier Inc.               BBD - LBB - ZBB
                                Brascan Cl.                   ABNN
                                CAE Inc.                      CAE
                                Canada LifeFinancial Corporation    CL
                                Canadian Imperial Bank
						 of Commerce  CM - LCM - ZMC
                                Canadian National Railway Company   CNR
                                Canadian Natural Resources Limited  CNQ
                                Canadian Pacific Limited      VPE
                                Canadian Pacific Railway Limited    CP
                                Canadian Tire Corp. Ltd       CTR
                                Canadien Pacific Ships        TEU
                                Cascades Inc.                 CAS
                                Celestica Inc.                CLS - LLS - ZLS
                                CGI Inc. (Group)              GIB
                                Cognos Inc.                   CSN
                                Cott Corp.                    BCB
                                Descartes Systems Group Inc. (The)   DSG
                                Dofasco Inc.                  DFS
                                Domtar Inc.                   DTC
                                Enbridge Inc.                 ENB
                                EnCanaCorporation             ECA
                                Exfo Electro Optical Engineering     EXF
                                Fairmont Hotels and Resorts          FHR
                                Goldcorp Inc.G
                                Hurricane Hydrocarbons        Cl. AHHL
                                Husky Energy                  HSE
                                Imperial Oil Limited          IMO
                                Inco Limited                  N
                                JDS Uniphase Canada Ltd.      JDU
                                Loblaw Companies Ltd.         L
                                Magna International Inc       MG
                                Manulife Financial Corporation        MFC
                                MDS Inc.                      MDS
                                Meridian Gold                 MNG
                                Methanex Corporation          MX
                                Moore Corporation Ltd.        MCL
                                National Bank of Canada       NA - LNA - ZNA
                                Nexen Inc.                    NXY
                                Noranda Inc.                  NRD - LRD
                                Nortel Networks Corporation   NT - LNT - ZNT
                                NOVA Chemicals Corporation    NCX
                                Petro-Canada                  PCA
                                Placer Dome Inc.              PDG - LDP - ZDP
                                Power Corporation of Canada   POW
                                Precision Drilling Corporation        PD
                                QLT Phototherapeutics Inc.            QLT
                                Research in Motion Limited            RIM
                                Rogers Communications Inc.            RCI
                                Royal Bank of Canada          RY - LRY - ZRY
                                Shaw Comm. Cl.                BSJR
                                Sun Life Financial            SLF
                                Suncor Energy Inc.            SU
                                Talisman Energy Inc.          TLM
                                TELUS Corporation             T
                                Thomson Corporation (The)     TOC
                                Toronto-Dominion Bank (The)   TD - LTD - ZTD
                                TransAlta CorporationTA
                                TransCanada PipeLines Ltd.    TRP
                                Trizec Canada                 TZC
                                Zarlink Semiconductor Inc.    ZL